UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 1, 2005
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
0-51149
(Commission File Number)
Emageon Inc.
(Exact name of registrant as specified in its charter)

Delaware	63-1240138
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1200 Corporate Drive, Suite 200	35242
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)
(205) 980-9222
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Emageon Inc. hereby amends its Current Report on Form 8-K dated November 1, 2005 in order to correct mistaken references in the forward-looking statements disclaimers.
Item 7.01.   Regulation FD Disclosure
     On November 1, 2005, Emageon Inc., a Delaware corporation (the “Company”) issued a press release related to the acquisition of Camtronics Medical Systems, Ltd., a Wisconsin corporation. Exhibit 99.1 is a copy of that press release. The information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information furnished in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission under the Securities Act of 1933.
     The information contained in this report and on exhibits thereto contain forward-looking statements about Emageon which represent the Company’s current views with respect to, among other things, future events and financial performance. Any forward-looking statements contained in this report and on such exhibits are based on Emageon’s historical performance and on current plans, beliefs and expectations. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of various risks, uncertainties and other factors beyond its control. These risks, uncertainties and other factors include, among others, the risk that Emageon may not compete successfully against larger competitors, risks associated with its history of operating losses, the risk that it may not manage its growth effectively, risks related to acquisitions (including integration difficulties, dilution, or other adverse financial consequences), risks associated with its reliance on continuing relationships with large customers, the risk of significant product errors or product failures, its reliance on reseller arrangements for important components of its solution, the risk that it may not respond effectively to changes in its industry, its customers’ reliance on third party reimbursements, and the potential impact on its business of FDA regulations and other applicable health care regulations. Additional information concerning these and other factors that could affect Emageon’s financial and operating results may be found under the heading “Risk Factors” and elsewhere in the Company’s Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission on March 31, 2005. Emageon undertakes no obligation to update these forward-looking statements or any other information provided in this report and on such exhibits except as may be required by law.

ITEM 9.01.   Financial Statements and Exhibits.
     (c)  Exhibits.

Number	Description

*99.1	Press Release of the Company dated November 1, 2005

*Previously filed

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
     Dated: November 3, 2005.

EMAGEON INC. (Registrant)
By:	/s/ W. Randall Pittman
W. Randall Pittman
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description

*99.1	Press Release of the Company dated November 1, 2005

*Previously filed.